UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5th, 2009

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33397	13-4306188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Research Blvd., Suite 500, Rockville, MD 20850
(Address of principal executive offices)           (ZIP Code)

Registrant’s telephone number, including area code:  (301) 840-3888

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events

As previously disclosed in its quarterly report on Form 10-Q for the quarter ended June 30, 2009, Synutra International, Inc. (the “Company”) adopted the accounting provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (SFAS 160) on a prospective basis as of the beginning of the Company’s fiscal year 2010. SFAS 160 amends Accounting Research Bulletin No. 51, establishing new standards governing the accounting for and reporting of (1) noncontrolling interests in partially owned consolidated subsidiaries and (2) the loss of control of subsidiaries. The Company also adopted the presentation and disclosure requirements of SFAS 160 on a retrospective basis in the first quarter of fiscal year 2010. Although the adoption of SFAS 160 changes the basis of the consolidated financial statement presentation, it did not have a material impact on the Company’s consolidated financial statements and footnotes, thereto.

SFAS 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary, previously referred to as minority interest. Among other matters, SFAS 160 requires that non-controlling interests be reported within the equity section of the balance sheet and that the amounts of consolidated net income or loss and consolidated comprehensive income or loss attributable to the parent company and the non-controlling interests be clearly presented separately in the consolidated financial statements. Also, pursuant to SFAS 160, where appropriate, losses will be allocated to non-controlling interests even when that allocation may result in a deficit equity balance. Upon adoption of SFAS 160, the Company reclassified minority interests in its consolidated balance sheet from other noncurrent liabilities to non-controlling interest in the equity section. Additionally, the Company changed the way non-controlling interests are being presented within the consolidated statement of operations such that the statement of operations reflects results attributable to both the Company’s interest and non-controlling interests.

Based upon the effective date of SFAS 160, the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 (the “2009 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on June 15, 2009, did not reflect the adoption of SFAS 160.

This Current Report on Form 8-K (the “Current 8-K”) is being filed to reflect the retrospective presentation in accordance with SFAS 160 that was not yet effective for the financial statements originally filed with the Company’s 2009 Form 10-K. Exhibit 99.1 to the Current 8-K, which is incorporated by reference herein, supersedes in its entirety the following sections of the Company’s 2009 Form 10-K to give effect to the foregoing:

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Notes to Consolidated Financial Statements

•	Report of Deloitte Touche Tohmatsu CPA Ltd.

•	Report of Rotenberg & Co., LLP

All other information in the 2009 Form 10-K remains unchanged, and has not been updated for events or developments that occurred subsequent to the filing of the 2009 Form 10-K with the SEC. For a discussion of events and developments subsequent to the filing of the 2009 Form 10-K, please refer to the filings made by the Company with the SEC subsequent to the filing of the 2009 Form 10-K, including any amendments to such filings.

The information in the Current 8-K, including the information in Exhibits 99.1 hereto and incorporated by reference herein, should be read together with the 2009 Form 10-K and the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009.

Item 9.01(d). Exhibits

Exhibit No.	Description

99.1
Part II, “Item 6—Selected Financial Data;” Part II, “Item 7—Management’s Discussion and Analysis of Financial Conditions and Results of Operations;” Part II, “Item 8—Financial Statements and Supplementary Data;” Notes to Consolidated Financial Statements; Report of Deloitte Touche Tohmatsu CPA Ltd., and Report of Rotenberg & Co., LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC.

	By:	/s/ Weiguo Zhang
Name: Weiguo Zhang
Title: President and Chief Operating Officer

Date: November 5th, 2009